Digital Media Solutions, Inc. Announces Q3 2022 Financial Results
•Third-quarter net revenue of $90.1 million exceeding guidance
•Third-quarter net loss and Adjusted EBITDA of $10.1 million and $5.1 million, respectively
•Third-quarter gross margin of 26.3% and Variable Marketing Margin (VMM) of 32.3%
•Announced fourth quarter 2022 net revenue guidance of $97 – $102 million and Adjusted EBITDA guidance of $7 – $10 million
•Tightened full-year 2022 net revenue guidance to $385 – $390 million and Adjusted EBITDA guidance to $26 – $29 million
•Delivered a 3rd consecutive quarter of auto insurance marketplace revenue growth powered by a 2nd consecutive quarter of linear growth in aggregate captive insurance agents utilizing the DMS platform

Clearwater, Fla. -- November 8, 2022 -- Digital Media Solutions, Inc. (NYSE: DMS), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the quarter ended September 30, 2022.

“We are pleased with our third quarter results. Despite operating in an environment where we faced complex and specific challenges, we still saw growth in key areas of our business and believe this growth will continue for the remainder of the year and into 2023,” said Joe Marinucci, CEO of DMS.

During periods of uncertainty, marketers re-evaluate their budgets and are even more focused on finding the best-performing advertising methods. Marinucci continued, “For the third consecutive quarter, we saw linear growth in auto insurance within our marketplace segment. We delivered auto insurance marketplace revenue of $38.5M, up from $37.3M in Q2 and $35.5M in Q1. Our strategic growth initiative, focused on agent expansion, underpinned this growth.”

Rick Rodick, CFO, added, “Our third quarter performance demonstrates our ability to deliver results despite operating in a dynamic macroeconomic environment. Throughout the quarter, we continued driving efficiency in our business through consolidation and a reduction of operating expenses which led to a $2.2 million year-over-year reduction in SG&A. This will remain a priority for us throughout 2023.”

The Company will continue to focus on capitalizing on staffing efficiencies helping to accelerate the recovery of growth, while mitigating additional operating expenses. DMS remains committed to its investment in people, process and technology, with a significant emphasis on its data and technology assets.

Strategic Review Update:

On August 16, 2021, we commenced a process to evaluate potential strategic alternatives to maximize shareholder value, and as part of that process, have been evaluating a full range of strategic, operational and financial alternatives. On September 8, 2022, our board of directors received an offer from Prism Data, LLC, an investment vehicle affiliated with our CEO Joseph Marinucci and our COO Fernando Borghese, to acquire all of our outstanding Class A common stock of DMS for $2.50 per share in cash. Our board of directors is reviewing and considering the Prism Data proposal as part of the ongoing strategic review process. There can be no assurance that either the Prism Data proposal or the strategic review process will result in any strategic alternative, or any assurance as to its outcome or timing.

Third-Quarter 2022 Performance:
(All comparisons are relative to the third quarter of 2021)

•Net revenue of $90.1 million, down 16.1%

•Gross profit margin of 26.3%, a decrease of 1.9 PPTS
•Variable Marketing Margin of 32.3%, a decrease of 3.0 PPTS
•Operating expenses totaled $33.8 million, an increase of  $9.0 million
•Net loss of $10.1 million compared to net income of $5.4 million
•Adjusted EBITDA of $5.1 million
•EPS of $(0.15) compared to $0.10
•Ended the quarter with $18.3 million in cash and cash equivalents, and total debt of $217.1 million
Third-Quarter 2022 Segment Performance (excluding intra-company revenue):
(All comparisons are relative to the third quarter of 2021)

•Brand-Direct Solutions generated revenue of $42.3 million, down 34.9%. Gross margin was 22.3%, down from 22.8%.
•Marketplace Solutions generated revenue of $53.2 million, down 8.7%. Gross margin was 22.6%, down from 23.8%.
•Technology Solutions generated revenue of $2.6 million, up 14.3%. Gross margin was 86.0%, up from 71.8%.

Fourth-Quarter and Full-Year 2022 Guidance:

DMS anticipates Revenue, Gross Margin, Variable Marketing Margin and Adjusted EBITDA to be in the following ranges:

Fourth-Quarter 2022:
•Net Revenue: $97 – $102 million
•Gross Margin: 25% – 30%
•Variable Marketing Margin: 30% – 35%
•Adjusted EBITDA: $7 – $10 million

Full-Year 2022:
•Net Revenue: $385 – $390 million
•Gross Margin: 25% – 30%
•Variable Marketing Margin: 30% – 35%
•Adjusted EBITDA: $26 – $29 million

Adjusted EBITDA and Variable Marketing Margin are non-GAAP financial measures. Management believes that Adjusted EBITDA and Variable Marketing Margin provide useful information to investors and help explain and isolate the core operating performance of the business — refer to the “Non-GAAP Financial Measures” section below. For guidance purposes, the Company is not providing a quantitative reconciliation of these non-GAAP measures in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense.

Conference Call and Webcast Information:

The U.S. toll-free dial-in for the conference call is 1-833-927-1758, and the international dial-in number is 1-929-526-1599. The access code is 258049. A live webcast of the conference call will be available on the investor relations page of the company's website at https://investors.digitalmediasolutions.com.

A replay will be available after the conclusion of the call on November 8, 2022, through November 15, 2022. The U.S. toll-free replay dial-in number is 1-866-813-9403, and the international replay dial-in number is 1-929-458-6194. The replay access code is 317871.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are made in reliance upon the "safe harbor" protections provided by such acts for forward-looking statements. These forward looking statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the COVID-19 pandemic or other public health crises; (2) changes in client demand for our services and our ability to adapt to such changes; (3) the entry of new competitors in the market; (4) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (5) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (6) the performance of DMS’s technology infrastructure; (7) the ability to protect DMS’s intellectual property rights; (8) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including Traverse Data, Inc., Aimtell, Inc., PushPros, Inc. and Aramis Interactive, and the assets of Crisp Marketing, LLC; (9) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate the identified material weakness; (10) changes in applicable laws or regulations and the ability to maintain compliance; (11) our substantial levels of indebtedness; (12) volatility in the trading price on the NYSE of our common stock and warrants; (13) fluctuations in value of our private placement warrants; and (14) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

About DMS:

Digital Media Solutions, Inc. (NYSE: DMS) is a leading provider of data-driven, technology-enabled digital performance advertising solutions connecting consumers and advertisers within the auto, home, health, and life insurance, plus a long list of top consumer verticals. The DMS first-party data asset, proprietary advertising technology, significant proprietary media distribution, and data-driven processes help digital advertising clients de-risk their advertising spend while scaling their customer bases. Learn more at https://digitalmediasolutions.com.

Investor Contact
Jennyfer Enamorado
727-537-6639
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except per share data)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$18,271	$26,394
Accounts receivable, net of allowances of $5,654 and $4,459, respectively	45,780	51,578
Prepaid and other current assets	2,468	3,698
Income tax receivable	1,399	2,078
Total current assets	67,918	83,748
Property and equipment, net	18,167	19,168
Goodwill	77,219	76,558
Intangible assets, net	53,825	66,228
Other assets	808	889
Total assets	$217,937	$246,591
LIABILITIES AND DEFICIT
Current liabilities:
Accounts payable	$36,348	$42,073
Accrued expenses and other current liabilities	9,335	9,473
Current portion of long-term debt	2,250	2,250
Income taxes payable	721	103
Tax Receivable Agreement liability	1,190	1,310
Contingent consideration payable - current	1,371	7,370
Deferred acquisitions consideration payable - current	5,000	4,785
Total current liabilities	56,215	67,364

Long-term debt	214,838	215,505
Deferred tax liabilities	4,060	4,786
Private Placement Warrant liabilities	1,480	3,960
Contingent consideration payable - non-current	31	1,069
Other non-current liabilities	1,530	1,725
Total liabilities	278,154	294,409
Stockholders' deficit:
Preferred stock, $0.0001 par value, 100,000 shares authorized; none issued and outstanding at September 30, 2022	—	—
Class A common stock, $0.0001 par value, 500,000 shares authorized; 39,926 issued and outstanding at September 30, 2022	4	3
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 25,699 issued and 25,699 outstanding at September 30, 2022	3	3
Class C convertible common stock, $0.0001 par value, 40,000 shares authorized; none issued and outstanding at September 30, 2022	—	—
Additional paid-in capital	(17,166)	(25,239)
Treasury stock, at cost, 124,967 and 0 shares, respectively	(156)	—
Cumulative deficit	(17,544)	(944)
Total stockholders' deficit	(34,859)	(26,177)
Non-controlling interest	(25,358)	(21,641)
Total deficit	(60,217)	(47,818)
Total liabilities and deficit	$217,937	$246,591

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenue	$90,066	$107,399	$290,372	$309,281
Cost of revenue (exclusive of depreciation and amortization)	66,378	77,063	211,997	218,304
Salaries and related costs	11,668	12,449	38,612	34,426
General and administrative expenses	9,076	10,237	32,622	27,051
Depreciation and amortization	7,142	7,186	21,377	19,649
Acquisition costs	14	420	306	1,820
Change in fair value of contingent consideration liabilities	(3)	(3,085)	2,533	(2,525)
(Loss) income from operations	$(4,209)	$3,129	$(17,075)	$10,556
Interest expense	4,570	3,756	12,072	10,635
Change in fair value of warrant liabilities	1,000	(6,400)	(2,480)	(13,835)
Change in tax receivable agreement liability	(121)	—	(121)	—
Loss on debt extinguishment	—	—	—	2,108
Net (loss) income before income taxes	$(9,658)	$5,773	$(26,546)	$11,648
Income tax expense	463	379	819	1,527
Net (loss) income	$(10,121)	$5,394	$(27,365)	$10,121
Net (loss) income attributable to non-controlling interest	(4,010)	1,858	(10,765)	4,217
Net (loss) income attributable to Digital Media Solutions, Inc.	$(6,111)	$3,536	$(16,600)	$5,904

Weighted-average shares outstanding - basic	39,961	36,511	37,644	35,050
Weighted-average shares outstanding - diluted	65,660	63,321	37,644	61,988
Earnings (loss) per share attributable to Digital Media Solutions, Inc.:
Basic - per common shares	$(0.15)	$0.10	$(0.44)	$0.17
Diluted - per common shares	$(0.15)	$0.09	$(0.44)	$0.16

DIGITAL MEDIA SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net (loss) income	$(27,365)	$10,121
Adjustments to reconcile net income to net cash provided by operating activities
Provision for bad debt	1,305	1,384
Depreciation and amortization	21,377	19,649
Lease restructuring charges	(167)	(81)
Loss on debt extinguishment	—	2,108
Stock-based compensation, net of amounts capitalized	5,332	3,976
Amortization of debt issuance costs	1,149	1,006
Deferred income tax provision, net	(1,160)	(856)
Change in fair value of contingent consideration	2,533	(2,525)
Change in fair value of warrant liability	(2,480)	(13,835)
Change in tax receivable agreement liabilities	(120)	—
Change in income tax receivable and payable	1,297	(728)
Change in accounts receivable	4,824	(7,324)
Change in prepaid expenses and other current assets	1,120	(2,121)
Change in accounts payable and accrued expenses	(5,341)	(2,367)
Change in other liabilities	(195)	(516)
Net cash provided by operating activities	$2,109	$7,891
Cash flows from investing activities
Additions to property and equipment	$(5,247)	$(7,875)
Acquisition of businesses, net of cash acquired	(2,579)	(24,830)
Net cash used in investing activities	$(7,826)	$(32,705)
Cash flows from financing activities
Proceeds from issuance of long-term debt	$—	$220,840
Payments of long-term debt and notes payable	(1,687)	(200,414)
Proceeds from borrowings on revolving credit facilities	—	11,000
Payments of borrowings on revolving credit facilities	—	(15,000)
Payment of debt issuance costs	—	(3,565)
Payment of equity issuance	—	(475)
Payment of early termination	—	(188)
Proceeds from warrants exercised	—	11
Purchase of treasury stock related to stock-based compensation	(156)	—
Distributions to non-controlling interest holders	(563)	—
Other	—	(60)
Net cash (used in) provided by financing activities	$(2,406)	$12,149
Net change in cash	$(8,123)	$(12,665)
Cash, beginning of period	26,394	31,397
Cash, end of period	$18,271	$18,732

	Nine Months Ended September 30,
	2022	2021
Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$10,651	$10,908
Income taxes	$662	$3,837
Non-Cash Investing and Financing Transactions:
Contingent and deferred acquisition consideration	$2,971	$11,877
Stock-based compensation capitalized in property and equipment	$363	$366
Capital expenditures included in accounts payable	$236	$550
Issuance of equity for Aimtell/Aramis//PushPros, and Crisp Results	$10,000	$35,000

NON-GAAP FINANCIAL MEASURES
In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin
Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.
Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.
Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.
The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net (loss) income	$(10,121)	$5,394	$(27,365)	$10,121
Net (loss) income % of revenue	(11)%	5%	(9)%	3%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	$5,372	$7,527	$18,591	$18,793
Salaries and related costs	11,668	12,449	38,612	34,426
General and administrative expense	9,076	10,237	32,622	27,051
Acquisition costs	14	420	306	1,820
Depreciation and amortization	7,142	7,186	21,377	19,649
Change in fair value of contingent consideration	(3)	(3,085)	2,533	(2,525)
Change in fair value of warrant liabilities	1,000	(6,400)	(2,480)	(13,835)
Change in tax receivable agreement liability	(121)	—	(121)	—
Debt extinguishment	—	—	—	2,108
Interest expense, net	4,570	3,756	12,072	10,635
Income tax expense	463	379	819	1,527
Total adjustments	$39,181	$32,469	$124,331	$99,649
Variable marketing margin	$29,060	$37,863	$96,966	$109,770
Variable marketing margin % of revenue	32%	35%	33%	35%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b) income tax expense, (c) depreciation and amortization, (d) change in fair value of warrant liabilities, (e) debt extinguishment, (f) stock-based compensation, (g) change in tax receivable agreement liability, (h) restructuring costs, (i) acquisition costs, and (j) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Adjusted net income and Adjusted EBITDA, and Unlevered Free Cash Flow, from Net loss, the most directly comparable GAAP measure (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net (loss) income	$(10,121)	$5,394	$(27,365)	$10,121
Adjustments
Interest expense	4,570	3,756	12,072	10,635
Income tax expense	463	379	819	1,527
Depreciation and amortization	7,142	7,186	21,377	19,649
Change in fair value of warrant liabilities (1)	1,000	(6,400)	(2,480)	(13,835)
Change in tax receivable agreement liability	(121)	—	(121)	—
Loss on debt extinguishment	—	—	—	2,108
Stock-based compensation expense	1,424	1,516	5,332	4,046
Restructuring costs	(13)	52	2,166	133
Acquisition costs (2)	14	420	306	1,820
Change in fair value of contingent consideration liabilities	(3)	(3,085)	2,533	(2,525)
Other expense (3)	708	887	3,940	4,123
Adjusted net income	$5,063	$10,105	$18,579	$37,802
Additional adjustments
Pro forma cost savings - Reorganization (4)	$—	$—	$—	$31
Pro forma cost savings - Acquisitions (5)	—	856	—	2,656
Acquisitions EBITDA (6)	—	—	—	2,711
Adjusted EBITDA	$5,063	$10,961	$18,579	$43,200
Less: Capital Expenditures	2,050	3,663	5,247	7,875
Unlevered free cash flow	$3,013	$7,298	$13,332	$35,325
Unlevered free cash flow conversion	59.5%	66.6%	71.8%	81.8%
______________
(1)Mark-to-market warrant liability adjustments.
(2)Balance includes business combination transaction fees, acquisition incentive payments and pre-acquisition expenses.
(3)Balance includes legal fees associated with acquisitions and other extraordinary matters, costs related to philanthropic initiatives, and private warrant transaction related costs.
(4)Costs savings as a result of the Company reorganization initiated in Q2 2020.
(5)Cost synergies expected as a result of the full integration of the acquisitions.
(6)Pre-acquisition Adjusted EBITDA results from the AAP and Crisp Results acquisitions during the three and nine months ended September 30, 2021.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Unlevered free cash flow	$3,013	$7,298	$13,332	$35,325
Capital expenditures	2,050	3,663	5,247	7,875
Adjusted EBITDA	$5,063	$10,961	$18,579	$43,200
Acquisitions EBITDA (1)	—	—	—	2,711
Pro forma cost savings - Reorganization (2)	—	—	—	31
Pro forma cost savings - Acquisitions (3)	—	856	—	2,656
Adjusted net income	$5,063	$10,105	$18,579	$37,802
Acquisition costs (4)	14	420	306	1,820
Change in fair value of contingent consideration liabilities	(3)	(3,085)	2,533	(2,525)
Other expenses (5)	708	887	3,940	4,123
Stock-based compensation	1,424	1,516	5,332	4,046
Restructuring costs	(13)	52	2,166	133
Change in fair value of warrant liabilities (6)	1,000	(6,400)	(2,480)	(13,835)
Loss on debt extinguishment	—	—	—	2,108
Subtotal before additional adjustments	$1,933	$16,715	$6,782	$41,932
Less: Interest expense	4,570	3,756	12,072	10,635
Less: Income tax expense	463	379	819	1,527
Less: Change in tax receivable agreement liability - Consolidated statements of operations	(121)	—	(121)	—
Provision for bad debt	(34)	475	1,305	1,384
Lease restructuring charges	(169)	(255)	(167)	(81)
Loss on debt extinguishment	—	—	—	2,108
Stock-based compensation, net of amounts capitalized	1,424	1,446	5,332	3,976
Amortization of debt issuance costs	211	478	1,149	1,006
Deferred income tax provision, net	(375)	(1,220)	(1,160)	(856)
Change in fair value of contingent consideration	(3)	(3,085)	2,533	(2,525)
Change in fair value of warrant liability	1,000	(6,400)	(2,480)	(13,835)
Change in tax receivable agreement liabilities - Consolidated statements of cash flows	(120)	—	(120)	—
Change in income tax receivable and payable	666	1,600	1,297	(728)
Change in accounts receivable	798	(2,994)	4,824	(7,324)
Change in prepaid expenses and other current assets	(1,465)	(2,343)	1,120	(2,121)
Change in accounts payable and accrued expenses	(4,066)	4,401	(5,341)	(2,367)
Change in other liabilities	(220)	(326)	(195)	(516)
Net cash provided by operating activities	$(5,332)	$4,357	$2,109	$7,891
______________
(1)Pre-acquisition Adjusted EBITDA results from the AAP and Crisp Results acquisitions during the three and nine months ended September 30, 2021.
(2)Costs savings as a result of the Company reorganization initiated in Q2 2020.
(3)Cost synergies expected as a result of the full integration of the acquisitions.
(4)Balance includes business combination transaction fees, acquisition incentive payments and pre-acquisition expenses.
(5)Balance includes legal fees associated with acquisitions and other extraordinary matters, costs related to philanthropic initiatives, and private warrant transaction related costs.

(6)Mark-to-market warrant liability adjustments.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the change in fair value of warrant liabilities, debt extinguishment, Business Combination, acquisition-related costs, equity based compensation and lease restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (In thousands, except per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Numerator:
Net (loss) income	$(10,121)	$5,394	$(27,365)	$10,121
Net (loss) income attributable to non-controlling interest	(4,010)	$1,858	(10,765)	4,217
Net (loss) income attributable to Digital Media Solutions, Inc. - basic	$(6,111)	$3,536	$(16,600)	$5,904

Add: Income effects of Class B convertible common stock	$(4,010)	$1,858	$—	$4,217
Net (loss) income attributable to Digital Media Solutions, Inc. - diluted	$(10,121)	$5,394	$(16,600)	$10,121

Denominator:
Weighted average shares - basic	39,961	36,511	37,644	35,050
Add: dilutive effects of Class B convertible common stock	25,699	25,853	—	25,853
Add: dilutive effects of employee equity awards	—	267	—	515
Add: dilutive effects of public warrants	—	—	—	168
Add: dilutive effects of deferred consideration	—	690	—	402
Weighted average shares - diluted	65,660	63,321	37,644	61,988

Net earnings (loss) per common share:
Basic	$(0.15)	$0.10	$(0.44)	$0.17
Diluted	$(0.15)	$0.09	$(0.44)	$0.16

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Numerator:
Net (loss) income attributable to Digital Media Solutions, Inc. - basic	$(6,111)	$3,536	$(16,600)	$5,904
Net (loss) income attributable to Digital Media Solutions, Inc. - diluted	$(10,121)	$5,394	$(16,600)	$10,121
Add adjustments:
Change in fair value of warrant liabilities	$1,000	$(6,400)	$(2,480)	$(13,835)
Loss on debt extinguishment	—	—	—	2,108
Acquisition and related costs	14	420	306	1,820
Restructuring costs	(13)	52	2,166	133
Business combination expenses	—	856	—	2,656
Stock-based compensation expense	1,424	1,516	5,332	4,046
	$2,425	$(3,556)	$5,324	$(3,072)
Net income tax expense based on conversion of units	—	(337)	—	565
Adjusted net income (loss) attributable to Digital Media Solutions, Inc. - basic	$(3,686)	$(357)	$(11,276)	$3,397
Adjusted net income (loss) attributable to Digital Media Solutions, Inc. - diluted	$(7,696)	$2,175	$(11,276)	$6,484

Denominator:
Weighted-average shares outstanding - basic	39,961	36,511	37,644	35,050
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	25,699	36,511	24,109	35,050
	65,660	73,022	61,753	70,100

Adjusted EPS - basic	$(0.06)	$—	$(0.18)	$0.05
Adjusted EPS - diluted	$(0.12)	$0.03	$(0.18)	$0.09